UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2005

SOUTHERN INVESTORS SERVICE COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-04863	74-1223691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer identification Number)

9 Greenway Plaza Suite 2900 Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

(713) 869-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.

As previously disclosed, on April 8, 2005, Southern Investors Service Company, Inc., a Delaware corporation (the “Company”), filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code with the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”), Case # 05-35538-H4-11. On August 15, 2005, the Company filed with the Bankruptcy Court the Company’s Monthly Operating Report for the month of July 2005 (the “Monthly Operating Report”). A copy of the Monthly Operating Report is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by this reference.

The information contained in the Monthly Operating Report is preliminary and subject to revision, and the Company cautions readers not to place undue reliance upon this information. The Monthly Operating Report is unaudited, in a format prescribed by applicable bankruptcy laws, and has not been prepared in conformity with generally accepted accounting principles. The information in the Monthly Operating Report might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in a periodic report filed pursuant to the Securities Exchange Act of 1934, as amended. The information set forth in the Monthly Operating Report should not be viewed as indicative of future results and should not be used for investment purposes.

The Monthly Operating Report contains “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in the Monthly Operating Report are forward looking statements and, although the Company believes that the expectations reflected in such forward looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. The Company’s business and financial results are subject to various risks and uncertainties, including the Company’s ability to settle or restructure its remaining debt and other obligations and to generate positive cash flow to cover its operating expenses, that may cause actual results to differ materially from the Company’s expectations. The Company does not intend to provide updated information other than as otherwise required by applicable law. All subsequent written and oral forward looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained in this paragraph and elsewhere in this report.

ITEM 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description of Document
99.1	Monthly Operating Report for July 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN INVESTORS SERVICE COMPANY, INC.

Date: August 17, 2005	By:	/s/ Eric Schumann
	Name:	Eric Schumann
	Title:	Senior Vice President – Finance Principal Financial and Accounting Officer